Exhibit 99.1
1 Safe Harbor This presentation contains forward-looking statements concerning prospects and trends for the cable industry, demand for the products produced by ARRIS and C-COR, expectations with respect to the combination of ARRIS and C-COR, including expected benefits and synergies, the outcome of the shareholder vote, and the timing of the closing; and the assumptions relating to the foregoing. The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions also are forward-looking statements. Actual results may differ materially from those contained in, or suggested by, any forward-looking statement. Specific factors that could cause such material differences include: the outcome of the shareholder votes and the ultimate closing of the acquisition of C-COR by ARRIS, the effectiveness and timing of the integration of the operations of ARRIS and C-COR, and the strength of the capital markets and the general economy. Other risks include capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies, development and marketing of technology by our competitors and risks associated with potential acquisitions. This list of factors is representative of the factors which could affect our forward-looking statements and is not intended as an all encompassing list of such factors. For additional factors please see our Form S-4 registration statement, File No. 333- 146683, as filed with the SEC on November 7, 2007. We disclaim any obligation to update these statements, whether as a result of new information, future events or otherwise. This presentation includes a discussion of "non-GAAP financial measures". The most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the company's financial results prepared in accordance with GAAP have been included at the end of this presentation.

3 Additional Information and Where to Find It Additional Information and Where to Find It In connection with the proposed combination of ARRIS and C-COR, ARRIS has filed with the SEC a registration statement on Form S-4, which includes a proxy statement of C-COR and a proxy statement and prospectus of ARRIS. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction, because it contains important information. Shareholders are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ARRIS and C- COR, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to ARRIS, 3871 Lakefield Drive, Suwanee, Georgia 30024, Attention: Investor Relations (678) 473-2647, or to C-COR, 60 Decibel Road, State College, Pennsylvania 16801, Attention: Director of Investor Relations (800) 233-2267 ext. 4438. Participants in the Solicitation ARRIS, C-COR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed combination. Information regarding ARRIS' directors and executive officers is available in the Proxy Statement with respect to ARRIS' 2007 Annual Meeting of Stockholders filed by ARRIS with the SEC on April 9, 2007. Information regarding C-COR's directors and executive officers is available in C-COR's Annual Report on Form 10-K, as amended by C- COR on October 11, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

5 C-COR Transaction Update... Targeted to close in December 2007, subject to shareholder approval Received early termination of Hart Scott Rodino review on October 26, 2007 Record Date: November 7, 2007 Shareholder Vote: December 14, 2007 Customer reaction has been very favorable Employee reaction has been positive Integration planning well underway Upside in expense synergy Numerous opportunities for revenue synergy

7 Previously Identified Synergy Opportunities are Larger Than Anticipated... Expense & Cost Synergy ~$15-16M YE08 run rate G&A (HQs, Public Company, IT, etc.) M&S (Trade shows, account overlap, etc.) COS (Supply chain efficiencies) Revenue Synergy Customer Premises Equipment + OSS Network Infrastructure Equipment + Service Assurance Complementary Customer Strength Plus opportunities for many more